SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C. 20549



                               FORM 8-K

                            CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




    Date of Report (Date of earliest event reported): April 26 1996
                                                     (April 25, 1996)


 ......................... FRANKLIN RESOURCES, INC. ....................
        (Exact name of registrant as specified in its charter)



 .... DELAWARE ................. 1-9318 ....... 13-2670991 ...
(State or other jurisdiction   (Commission     (IRS Employer
 of incorporation)              File Number)   Identification No.)



777 MARINERS ISLAND BLVD., SAN MATEO, CALIFORNIA ........ 94404...
(Address of principal executive offices)                (Zip Code)



Registrant's telephone number, including area code..(415) 312-2000



 .......................................................................
     (Former name or former address, if changed since last report)
Item 5.      Other Events

Registrant is filing this Form 8-K in order to file a current earnings press release. By this filing, Registrant is not establishing the practice of filing all earnings press releases in the future and may discontinue such filings at any time.

Item 7.      Financial Statements and Exhibits

(c)Exhibits

Exhibit "A" - Press Release issued on April 25, 1996 by Franklin
Resources, Inc.






                              SIGNATURES


       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            FRANKLIN RESOURCES, INC.
                            (Registrant)


Date: April 26, 1996    /s/ Leslie M. Kratter
                            LESLIE M. KRATTER
                            Vice President




                               Exhibits


          A.       Press Release issued on April 25, 1996
                     by Franklin Resources, Inc.


FROM      Franklin Resources, Inc.
          Tel:  (415) 312-4701
          Contact:  Holly Gibson

          Howard J. Rubenstein Associates, Inc.
          Public Relations - Tel: (212) 843-8078
          Contact:  Tom Mariam



                         For Immediate Release

          Franklin Resources Announces Second Quarter Results

     San Mateo, CA, April 25, 1996 -- Franklin Resources, Inc.

(NYSE:BEN) today reported unaudited earnings for the quarter and six months ended March 31, 1996.

     Charles B. Johnson, President of the diversified financial services company said net income for the quarter was $75.2 million compared to $63.0 million a year ago and $74.0 million for the quarter ended December 31, 1995.  Fully diluted earnings per share for the quarter ended March 31, 1996 were $0.91 compared with $0.76 a year ago and $0.89 for the preceding quarter.  Operating revenues for the period were $244.6 million compared to $199.8 million a year ago and $226.6 million for the preceding quarter.

     Average fully diluted shares outstanding for the quarter were 83.1 million as compared to 82.9 million a year ago and 83.5 million for the previous quarter.

     Net income for the six months was $149.2 million compared to

$126.3 million for the same period a year ago.  Fully diluted earnings per share was $1.79 per share compared to $1.52 per share a year ago.

Operating revenues for the six months were $471.2 million compared to

$408.0 million a year ago.

     Assets under management by the Company's subsidiaries were $141.4 billion compared with $118.8 billion this time last year and $135.1 billion in the preceding quarter.  Average assets under management during the quarter were $139.1 billion compared with $116.4 billion last year, and $132.1 billion in the preceding quarter.



FRANKLIN RESOURCES, INC.
Consolidated Income
Statements
(Dollar amounts in
thousands except assets
under management and
per share data.)

                                Three months         Six months
                                   ended               ended
                            ___________________ ___________________
                                  March 31            March 31
                            _________ _________ _________  _________
                                 1996      1995     1996       1995
                                _____     _____    _____      _____
Operating revenues:

Investment management fees   $215,336  $172,582 $416,971   $347,156

Underwriting commissions,
net                             3,739     9,096    6,714     22,209

Transfer, trust & related
fees                           22,631    15,520   44,020     31,463

Banking/finance, net &
other                           2,924     2,583    3,478      7,186
                            _________ _________ _________  _________

Total operating revenues      244,630   199,781  471,183    408,014
                            _________ _________ _________  _________
Operating expenses:

General & administrative      121,122    85,003  228,176    181,340

Selling                        17,286    19,886   32,811     38,121

Goodwill amortization           4,530     4,640    9,371      9,210
                            _________ _________ _________  _________

Total operating expenses      142,938   109,529  270,358    228,671
                            _________ _________ _________  _________

Operating income              101,692    90,252  200,825    179,343
                            _________ _________ _________  _________
Other income (expense):

Investment and other income     9,989     5,262   20,654     12,025

Interest expense               (3,419)   (2,880)  (6,042)    (6,303)
                            _________ _________ _________  _________

Other income (expense), net     6,570     2,382   14,612      5,722
                            _________ _________ _________  _________

Income before taxes on
income                        108,262    92,634  215,437    185,065

Taxes on income                33,050    29,594   66,274     58,721
                            _________ _________ _________  _________

Net income                   $ 75,212  $ 63,040 $149,163   $126,344
                            ========= ========= =========  =========

Earnings per share:

     Primary                    $0.91     $0.76    $1.79      $1.52

     Fully diluted              $0.91     $0.76    $1.79      $1.52

Dividends per share             $0.11     $0.10    $0.22      $0.20

Average shares outstanding
(in thousands):

     Primary                   82,918    82,710   83,120     82,824

     Fully diluted             83,065    82,878   83,305     82,991

Assets under management (in
millions):

     End of period           $141,437  $118,788 $141,437   $118,788

     Average for period      $139,086  $116,436 $135,613   $116,386


FRANKLIN RESOURCES, INC.
Consolidated Income Statements
(Dollar amounts in thousands
except assets under management
and per share data)
                                               For the three months ended
                                             _______________________________
                                   31-Mar-96 31-Dec-95   30-Sep-95 30-Jun-95 31-Mar-95
                                   __________ __________ __________ __________ __________

Operating revenues:

Investment management fees          $215,336   $201,635   $196,982  $187,114   $172,582

Underwriting commissions, net          3,739      2,975      6,355     8,583      9,096

Transfer, trust & related fees        22,631     21,389     20,491    16,747     15,520

Banking/finance, net & other           2,924        554      1,243       274      2,583
                                   __________ __________ __________ __________ __________
Total operating revenues             244,630    226,553    225,071   212,718    199,781
                                   __________ __________ __________ __________ __________
Operating expenses:

General & administrative             121,122    107,054    109,781    98,097     85,003

Selling                               17,286     15,525     16,788    15,229     19,886

Goodwill amortization                  4,530      4,841      4,513     4,582      4,640
                                   __________ __________ __________ __________ __________

Total operating expenses             142,938    127,420    131,082   117,908    109,529
                                   __________ __________ __________ __________ __________

Operating income                     101,692     99,133     93,989    94,810     90,252
                                   __________ __________ __________ __________ __________
Other income (expense):

Investment and other income            9,989     10,665      8,508     9,140      5,262

Interest expense                      (3,419)    (2,623)    (1,983)   (2,874)    (2,880)
                                   __________ __________ __________ __________ __________

Other income (expense), net            6,570      8,042      6,525     6,266      2,382
                                   __________ __________ __________ __________ __________

Income before taxes on income        108,262    107,175    100,514   101,076     92,634

Taxes on income                       33,050     33,224     26,942    32,047     29,594
                                   __________ __________ __________ __________ __________

Net income                          $ 75,212   $ 73,951   $ 73,572  $ 69,029   $ 63,040
                                   ========== ========== ========== ========== ==========
Earnings per share:

     Primary                           $0.91      $0.89      $0.89     $0.84      $0.76

     Fully diluted                     $0.91      $0.89      $0.88     $0.83      $0.76

Dividends per share                    $0.11      $0.11      $0.10     $0.10      $0.10

Average shares outstanding (in
thousands):

     Primary                          82,918     83,519     82,814    82,540     82,710

     Fully diluted                    83,065     83,533     83,731    82,980     82,878

Assets under management (in
millions):

     End of period                  $141,437   $135,113   $130,837  $125,888   $118,788

     Average for period             $139,086   $132,140   $128,676  $122,769   $116,436




